ASSET MANAGEMENT FUND, INC.

                  SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 1999

CHANGE OF ADMINISTRATOR, TRANSFER AGENT, AND CUSTODIAN

     Effective July 30, 1999, the Fund changed its Custodian to Bank of New York ("BONY"), and BISYS Fund Services Ohio, Inc. ("BISYS") became Administrator of the Fund. Effective September 11, 1999, the Fund will change Transfer Agent to BISYS. BISYS is located at 3435 Stelzer Road, Columbus, Ohio 43219 and BONY is located at One Wall Street, New York, New York 10286.

     The Board of Directors and management of the Fund believe that the new arrangements will be beneficial to the Fund. In general, operations will remain the same following the change in service providers, with the exception of the following:

SHARE PURCHASES
---------------

- Purchase orders are accepted by the Distributor at (800)527-3173 on each Business Day, which is each day on which the Adviser and BONY are open for business.

-    Wire transfer instructions for federal funds should be as follows:

     BANK OF NEW YORK
     NEW YORK, NY
     ABA #021 000 018
     REF: ACCOUNT NUMBER 8900403195
     PURCHASE OF: (AMF MONEY MARKET, SHORT U.S. GOVERNMENT, ADJUSTABLE RATE MORTGAGE (ARM), INTERMEDIATE MORTGAGE, OR U.S. GOVERNMENT MORTGAGE)
     AMOUNT: $(AMOUNT TO BE INVESTED)

WRITTEN REQUESTS
----------------

- If share certificates have been issued, in order to redeem such shares, the properly endorsed and guaranteed certificates must be received by BISYS before the redemption will be effected.

CHANGE IN ADVISORY FEE AND DISTRIBUTION FEE WAIVERS (MONEY MARKET PORTFOLIO)

     Effective October 1, 1999, the Adviser will terminate its fee waiver of the entire advisory fee, 0.15% of average daily net assets; at the same time, the Distributor will institute a waive of its entire 12b-1 Fee, also 0.15% of average daily net assets, on the existing or I Shares Class of the Money Market Portfolio. Because of the offsetting nature of these changes in waivers, there will be no net effect on the total fund operating expenses actually experienced by existing shareholder. These changes coincide with the introduction of an additional class of shares, the D Shares Class, of the Money Market Portfolio.

Date of Supplement:  August 2, 1999